UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 6, 2011


                                  WARP 9, INC.
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             (Exact name of registrant as specified in its charter)


                                     NEVADA
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                 (State or other jurisdiction of incorporation)


          0-13215                                     30-0050402
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   (Commission File Number)               (I.R.S. Employer Identification No.)


       6500 HOLLISTER AVENUE, SUITE 120, SANTA BARBARA, CALIFORNIA 93117
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               (Address of principal executive offices) (Zip Code)


                                 (805) 964-3313
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.01.  Entry into a Material Definitive Agreement.

         On April 6, 2011, Warp 9, Inc., a Nevada corporation ("Warp 9" or the "Company"), and Wings Fund, Inc., a Nevada corporation ("WFI"), entered into and closed a Stock Purchase Agreement, dated as of April 6, 2011 (the "Agreement"), pursuant to which WFI purchased from the Company 140,095,815 units (the "Units") of Warp 9's securities at a purchase price of $0.0006 per Unit (pre-reverse split). Each Unit consists of one share of Warp 9's common stock and one five-year warrant to purchase one share of Warp 9's common stock at an exercise price of $0.0006 per share (pre-reverse split) (the "Warrant"). A copy of the Agreement with the form of Warrant included as an exhibit to it is attached to this report as Exhibit 10.1.

         Pursuant to the Agreement, Warp 9 has also agreed to, among other things, effect a one-for-five reverse stock split of its outstanding common stock. Warp 9 will issue the Warrant to WFI after the one-for-five reverse stock split of Warp 9's outstanding common stock has been effected and recorded.

         The closing of the Agreement was conditioned on the preparation of the necessary documents to effect a one-for-five reverse stock-split of Warp 9's common stock. Warp9 is currently submitting the proposal to implement the one-for-five reverse stock split to the holders of a majority of the outstanding voting shares of the Company's common stock for ratification, which it expects to obtain by April 7, 2011.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Item 3.02.  Unregistered Sales of Equity Securities.

         See the description of the Agreement in Item 1.01 of this Report.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Shell Company Transactions

                  Not Applicable.

         (d)      Exhibits

                  10.1 Stock Purchase Agreement with Wings Fund, Inc., a Nevada corporation, dated as of April 6, 2011, with the form of Warrant attached as an exhibit.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
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                                  (Registrant)

Date: April 7, 2011

                           /s/ William E. Beifuss, Jr.
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                       William E. Beifuss, Jr., President